                                                                  Exhibit 10.39

                                FIRST AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


     This First Amendment to Employment Agreement is made this 27th day of May, 1997 by and between Stephen J. Szapor, Jr. (the "Executive") and Colorado Gaming & Entertainment Co. (the "Company").

     Pursuant to an Employment Agreement dated June 7, 1996 (the "Employment Agreement"), the Company agreed to employ the Executive as its President and Chief Executive Officer for a period of three years.

     The Company and the Executive have agreed to extend the term of the Employment Agreement for an additional year and to modify the Employment Agreement as hereinafter set forth.

     NOW THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto agree as follows:

     1. Section 3 of the Employment Agreement is hereby amended by amending the date "June 7, 1999" where it appears therein to read "June 6, 2000".

     2. Effective June 7, 1997, the Base Salary as defined in Section 4(a) of the Employment Agreement shall be increased to $312,000.

     3. Section 4(b) of the Employment Agreement is hereby amended by adding a new subsection (4) at the end thereof to read in its entirety as follows:

          "(4) AUTOMOBILE. The Company shall provide the Executive with the full time use of an automobile during the term of this Agreement at the expense of the Company, it being understood that the Executive shall be responsible for any taxes imposed on the Executive as a result of his personal use of the automobile. The automobile shall be selected jointly by the Executive and the Company and shall be of a kind in keeping with the Executive's stature as the President and Chief Executive Officer of a public company."

     4. Except as specifically amended hereby, the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.


                                   COLORADO GAMING &
                                   ENTERTAINMENT CO.


                                   By: /s/ Alan L.  Mayer
                                       -----------------------------------
                                      Its: Vice President and Secretary
                                           -------------------------------



                                        /s/ Stephen J.  Szapor, Jr.
                                   ---------------------------------------
                                   Stephen J. Szapor, Jr.




                                       2